UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2020

STANDARD AVB FINANCIAL CORP.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34893	27-3100949
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2640 Monroeville Boulevard, Monroeville, Pennsylvania	15146
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 856-0363

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	STND	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2020, and in connection with the previously disclosed appointment of Andrew W. Hasley to President and Chief Executive Officer of Standard AVB Financial Corp. (the “Company”) and Standard Bank, PaSB (the “Bank”) effective July 1, 2020 and the previously disclosed appointment of Timothy K. Zimmerman to Senior Executive Vice President and Chief Operating Officer of the Company and Bank effective July 1, 2020, the Bank, in consultation with an independent compensation consultant, entered into an amendment (together, the “Amendments”) to the supplemental executive retirement agreements, dated as of December 31, 2018, (together, the “SERPs”) previously entered into with each of Messrs. Hasley and Zimmerman.  Under the terms of the Amendments, the Bank’s annual contribution to each SERP, commencing December 31, 2020, will be an amount equal to: (i) five percent (5%) of the Executive’s base salary, plus (ii) an additional discretionary contribution that is targeted to be fifteen percent (15%) of the Executive’s base salary (for a total target of twenty percent (20%) of base salary).

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the Amendments which are attached hereto as Exhibits 10.1 and 10.2 of this Current Report on Form 8-K and are incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits.

Exhibit No. Description

10.1	Amendment to Supplemental Executive Retirement Agreement for Timothy K. Zimmerman
10.2	Amendment to Supplemental Executive Retirement Agreement for Andrew W. Hasley

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD AVB FINANCIAL CORP.
DATE: June 30, 2020	By:	/s/ Timothy K. Zimmerman
Timothy K. Zimmerman
Chief Executive Officer